UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 04, 2025

BENCHMARK ELECTRONICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	001-10560	74-2211011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

56 South Rockford Drive
Tempe, Arizona		85288
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (623) 300-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	BHE	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2025, Benchmark Electronics, Inc. (NYSE: BHE) announced the appointment of Charles Swoboda as an independent director to the Board of Directors of the Company effective immediately.

Mr. Swoboda is a business executive, author, and former Chairman and CEO of Cree, Inc. (“Cree”) (Nasdaq: CREE), now known as Wolfspeed, Inc. (NYSE: WOLF), where he played a central role in the company’s development over more than two decades. Mr. Swoboda joined Cree in 1993, working in business development. He progressed through the organization, becoming CEO in 2001 and Chairman of the Board in 2002. Before joining Cree, Mr. Swoboda began his career at Hewlett-Packard (NYSE: HPQ), where he held roles in sales engineering, product management, and sales management from 1989 to 1993.

Mr. Swoboda currently serves on the board of Ryder System, Inc. (NYSE: R) and has held board positions at Anixter International, Vesper Technologies, and several early-stage technology companies. He is also the author of The Innovator’s Spirit and serves as Innovator-in-Residence at Marquette University.

He holds a Bachelor of Science in Electrical Engineering from Marquette University.

For his service as a member of the Board, Mr. Swoboda will receive the same compensation as other non-employee directors under the Company’s current non-employee director compensation program described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 4, 2025. During 2025, our non-employee directors will receive: (a) an annual retainer of $70,000, (b) an annual retainer of $10,000 for service on the Audit and Human Capital and Compensation Committees and $7,500 for service on the Nominating, Sustainability and Governance Committee, and (c) an annual restricted stock unit (“RSU”) with a grant-date fair market value of $170,000. Mr. Swoboda’s annual retainer and initial RSU grant will be prorated from the date he begins serving on the Board, and the prorated RSU grant is scheduled to vest May 13, 2026.

Item 8.01 Other Events.

On August 4, 2025, the Company issued a press release relating to the matters described under Item 5.02. The press release is incorporated herein by reference to Exhibit 99.1 filed herewith.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated August 4, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Date:	August 4, 2025	By:	/s/ Stephen J. Beaver
Stephen J. Beaver, Esq. Senior Vice President, General Counsel and Chief Legal Officer